WISDOMTREE TRUST

WisdomTree Dreyfus Commodity Currency Fund

Supplement Dated September 14, 2010

To The Prospectus Dated June 29, 2010, as Supplemented and

Statement of Additional Information Dated

December 29, 2009, as Revised

The following information supplements, and should be read in conjunction with, the Prospectus and Statement of Additional Information listed above.

The WisdomTree Dreyfus Commodity Currency Fund (the “Fund”) is not yet available for sale. The Fund is expected to be available for sale to investors beginning on or about September 24, 2010.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.